SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 3, 2001


                              LawGibb Group, Inc.
       ----------------------------------------------------------------
                (Exact name of Registrant as specified in charter)

         Georgia                    0-19239                   58-0537111
------------------------------    -----------             -------------------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
of Incorporation)                 File Number)             Identification No.)


          1105 Sanctuary Parkway, Suite 300, Alpharetta, Georgia 30004
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 360-0600
         --------------------------------------------------------------
                (Registrant's telephone number including area code)

                                       N/A
         ---------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On May 3, 2001, LawGibb Group, Inc. ("the Company") completed the sale of its international business, which operated under the Gibb name, to Jacobs Engineering Group Inc. ("Jacobs"). The transaction (the "Gibb Transaction") was consummated pursuant to a Stock Purchase Agreement dated April 28, 2001 by and among the Company, Law International, Inc. ("LII") and Gibb International Holdings, Inc. ("GIHI"), on the one hand, and Jacobs, Jacobs Engineering, Inc., Jacobs Engineering UK Limited and Jacobs Engineering France SAS, on the other hand (the "Stock Purchase Agreement"), a copy of which is included herewith as
Exhibit 2.06.

     Pursuant to the Stock Purchase Agreement, GIHI first sold the capital stock of certain of its foreign subsidiaries to Jacobs' U.K. and French subsidiaries, after which LII sold the capital stock of GIHI to Jacobs' U.S. subsidiary. The
Company plans to use the proceeds received from the Gibb Transaction for strategic investments. The aggregate cash purchase price paid by Jacobs under the Stock Purchase Agreement in connection with the Gibb Transaction was $26.8 million. This purchase price was determined by arms-length negotiations between the Company and Jacobs. See Item 7(b) below for certain pro forma financial information for the Company with respect to the Gibb Transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            a.   Financial statements of business acquired

                        Not applicable

b.       Pro forma financial information

     The following unaudited pro forma consolidated financial information is based on the historical consolidated financial statements of the Company adjusted to give effect to the sale of the Company's international business. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 gives effect to the elimination of the disposed business assuming the disposition of the business had taken place on March 31, 2001. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2000 and the quarter ended March 31, 2001 give effect to the elimination of the disposed business assuming the disposition of the business had taken place at the beginning of the periods presented.

     Management does not believe that this pro forma presentation is necessarily indicative of the financial position or results of operations that might have occurred had the disposition taken place at the beginning of the periods presented or as of March 31, 2001. Management further does not believe that this pro forma presentation should be used to project the Company's financial position or results of operations at any future date or for any future period.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
LAWGIBB GROUP, INC.
(unaudited - dollars in thousands, except per share data)
As of March 31, 2001

                                                       As Reported     Adjustments      Pro Forma
                                                       ------------    -----------     -----------
                                                                            (a)
Assets
Current assets:
    Cash and cash equivalents                          $      4,495    $    18,470     $    22,965
    Billed fees receivable, net of allowance                 65,291        (27,921)         37,370
    Unbilled work in progress                                31,306        (14,720)         16,586
    Other current assets                                      8,738         (3,654)          5,084
                                                       ------------    ------------    -----------
Total current assets                                        109,830        (27,825)         82,005

Property and equipment, net                                  14,525         (3,624)         10,901
Equity investments                                              171             --             171
Intangible assets, net                                       10,754         (9,173)          1,581
Other assets, net                                             6,173          4,645          10,818
                                                        -----------    ------------    -----------
Total assets                                            $   141,453    $   (35,977)    $   105,476
                                                        ===========    ============    ===========



Liabilities and Shareholders' Equity

Current liabilities:
    Short-term borrowings                               $     1,315    $    (1,315)    $        --
    Accounts payable                                         13,448         (3,420)         10,028
    Billings in excess of costs and fees earned on
      contracts in progress                                  16,924        (15,118)          1,806
    Current portion of long-term debt                         4,500           (500)          4,000
    Other accrued expenses                                   10,514         (4,642)          5,872
    Other current liabilities                                13,329         (3,603)          9,726
                                                        ------------   ------------    ------------
Total current liabilities                                    60,030        (28,598)         31,432

Long-term debt                                               16,809         (6,487)         10,322
Deferred income taxes                                         1,785           (675)          1,110
Minority interest in equity of subsidiaries                     129           (129)             --

Cumulative convertible redeemable preferred stock;
      963,398 shares issued and outstanding                   9,934             --           9,934
Shareholders' equity:
    Common stock-$1 par value, 10,000,000 shares
      authorized, 2,615,883 shares issued and
      outstanding                                             2,616             --           2,616
    Additional paid-in capital                               28,905             --          28,905
    Retained earnings                                        33,714        (12,473)         21,241
    Accumulated other comprehensive loss                    (12,469)        12,385             (84)
                                                         -----------    -----------    ------------
                                                             52,766            (88)         52,678
                                                         -----------    -----------    ------------
Total Liabilities and Shareholders' Equity               $  141,453     $  (35,977)    $   105,476
                                                         ===========    ===========    ============


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

(a) - The effect on the Company's balance sheet as of March 31, 2001, of the disposition of the international business, as if the disposition had occurred on March 31, 2001.

The proceeds and the results of the transaction are as follows:

        Net cash proceeds (including $5.0 million to be
            held in an escrow fund)                              $  26,800
        Expenses of the transaction                                 (1,261)
                                                                 ----------
                                                                    25,539
        Investment in international business                       (25,458)
        Reclassification of accumulated foreign currency
            translation loss                                       (12,385)
        Income taxes                                                  (169)
                                                                 ----------
        Loss on disposition                                      $ (12,473)
                                                                 ==========

The loss on disposition will be recorded in the Company's second quarter 2001 results.

The Company was required to deposit $5.0 million in an escrow fund to cover unknown contingent liabilities.


PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
LAWGIBB GROUP, INC.
(unaudited - dollars in thousands, except per share data)
For the Year Ended December 31, 2000

                                           As Reported       Adjustments       Pro Forma
                                           ------------     ------------     ------------
                                                                (a)
Gross fees                                 $   304,413      $  (96,138)      $  208,275
Less:  Cost of outside services                 41,193          (7,039)          34,154
                                           ------------     -----------      -----------
Net fees                                       263,220         (89,099)         174,121

Direct costs and expenses:
    Payroll                                     80,077         (28,467)          51,610
    Job related expenses                        30,715         (18,131)          12,584
                                           ------------     -----------      -----------
Gross profit                                   152,428         (42,501)         109,927

Indirect costs and expenses:
    Payroll                                     62,364         (18,818)          43,546
    Other expenses                              73,878         (19,994)          53,884
                                           ------------     -----------      -----------
Operating income                                16,186          (3,689)          12,497

Other Income and (Expense):
    Interest expense                            (1,423)            387           (1,036)
    Deferred financing costs                       (56)             --              (56)
    Other income (expense)                         (33)             --              (33)
                                           ------------     -----------      -----------
Income before income taxes and equity           14,674          (3,302)          11,372
      investments

Income tax provision                            (2,608)            194           (2,414)
Equity investments                                  80             (82)              (2)
                                           ------------     -----------      -----------
                                                12,146          (3,190)           8,956

Less:  Preferred stock dividend
     and accretion                              (1,128)                          (1,128)
                                           ------------                      -----------
Net income available to common
     shareholders                          $    11,018                       $    7,828
                                           ============                      ===========

Earnings per common share - basic          $      4.22                       $     3.00
                                           ============                      ===========

Earnings per common share - diluted        $      3.20                       $     2.31
                                           ============                      ===========


Weighted-average shares - basic                  2,613                            2,613
                                           ============                      ===========

Weighted-average shares - diluted                3,800                            3,387
                                           ============                      ===========

(a) - The effect on the Company's statement of operations for fiscal year ended December 31, 2000, of the disposition of the international business, as if the disposition had taken place on January 1, 2000. The adjustments represent the historical results of the international business for the year ended December 31, 2000.


PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
LAWGIBB GROUP, INC.
(unaudited - dollars in thousands, except per share data)
For the Quarter Ended March 31, 2001

                                           As Reported      Adjustments       Pro Forma
                                           ------------     -----------      -----------
                                                                 (a)
Gross fees                                 $    81,821      $  (27,395)      $    54,426
Less:  Cost of outside services                 13,056          (3,683)            9,373
                                           ------------     -----------      ------------
Net fees                                        68,765         (23,712)           45,053

Direct costs and expenses:
    Payroll                                     22,256          (8,193)           14,063
    Job related expenses                         7,932          (4,434)            3,498
                                           ------------     -----------      ------------
Gross profit                                    38,577         (11,085)           27,492

Indirect costs and expenses:
    Payroll                                     17,329          (4,549)           12,780
    Other expenses                              20,449          (5,701)           14,748
                                           ------------     -----------      ------------
Operating income                                   799            (835)              (36)

Other Income and (Expense):
    Interest expense                              (389)            134              (255)
    Deferred financing costs                       (14)             --               (14)
    Other income (expense)                         346            (345)                1
                                            -----------     -----------      ------------
Income before income taxes and equity              742          (1,046)             (304)
      investments

Income tax provision                              (282)            397               115
Equity investments                                  (3)             --                (3)
                                            -----------     -----------      ------------

Net income  (loss)                                 457            (649)             (192)

Less:  Preferred stock dividend
     and accretion                                (282)                             (282)
                                            -----------                     -------------
Net income available to common
     shareholders                           $      175                      $       (474)
                                            ===========                     =============

Earnings (loss) per common share - basic    $      .07                      $       (.18)
                                            ===========                     =============

Earnings (loss) per common share - diluted  $      .05                      $       (.18)
                                            ===========                     =============


Weighted-average shares - basic                  2,616                             2,616
                                            ===========                     =============

Weighted-average shares - diluted                3,438                             2,616
                                            ===========                     =============


(a) - The effect on the Company's statement of operations for the quarter ended March 31, 2001, of the disposition of the international business, as if the disposition had taken place on January 1, 2001. The adjustments represent the historical results of the international business for the quarter ended March 31, 2001.

c. Exhibits

     2.06 Stock Purchase Agreement among LawGibb Group, Inc., Law International, Inc., Gibb International Holdings, Inc., Jacobs Engineering Group, Inc., Jacobs Engineering, Inc., Jacobs Engineering UK Limited and Jacobs Engineering France SAS dated as of April 28, 2001.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                LawGibb Group, Inc.

Date:  May 18, 2001                             By:  /s/ Robert B. Fooshee
                                                --------------------------
                                                Robert B. Fooshee
                                                Executive Vice President, Chief
                                                Financial Officer and Treasurer




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